Exhibit 10.20.2
AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
PVF HOLDINGS LLC
     This Amendment No. 2 (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of PVF Holdings LLC (the “Company”) dated October 31, 2007, as amended (the “Agreement”) is entered into and effective as of October 30, 2009, by and among the GSCP Members and the Company.
WITNESSETH
     WHEREAS, pursuant to Section 14.12 of the Agreement, the amendments set forth herein may be made with the written approval of the Members holding a majority of the then outstanding Common Units (which majority must include the GSCP Members); and
     WHEREAS, the GSCP Members, who, as of the date hereof hold in the aggregate a majority of the outstanding Common Units, wish to amend the Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the GSCP Members hereby agree as follows:
1. Amendments.
     1.1. ARTICLE I of the Agreement is hereby amended by deleting the first sentence of Section 1.6 and replacing it with the following:
The principal place of business of the Company is located at 85 Broad Street, 10th Floor, New York, NY 10004.
     1.2. ARTICLE III of the Agreement is hereby amended by adding the following at the end of Section 3.2(b):
at the time of issuance of such Profits Units.
     1.3. ARTICLE III of the Agreement is hereby amended by adding the following after the reference to “a Management Member” in Section 3.9(a):
and as a “GSCP Member”, a “RM Member”, a “McJ Member”, a “TM Member”, a “Co-Invest Management Member” or any other designation
     1.4. ARTICLE III of the Agreement is hereby amended by deleting “or an Investor Member” and replacing it with the following in Section 3.9(b)(iv):

, an Investor Member (including whether such Investor Member will be a GSCP Member, a RM Member, a McJ Member, a TM Member or any other designation), or any other type of Member.
     1.5. ARTICLE IV of the Agreement is hereby amended by deleting Section 4.1(b) and replacing it with the following:
(b) Board Composition.
(i) The Board shall consist of twelve (12) Directors or such greater number of Directors as may from time to time be determined by the Board. From and after a Qualified IPO, the Board shall be comprised of the number of Directors determined by the GSCP Members holding a majority of the Units held by all GSCP Members.
(ii) Subject to Section 4.1(c), (x)(A) from and after the date hereof until the earlier of (i) a Qualified IPO or (ii) October 31, 2009 (the “RM Initial Period”), the RM Members shall collectively have the right to designate three (3) Directors (the persons from time to time designated by the RM Members in accordance with the foregoing being referred to herein as the “RM Directors”), (B) from and after the date hereof until a Qualified IPO, (the “TM Initial Period”) Gerard Krans shall have the right to be a Director (Gerard Krans shall be referred to herein as the “TM Director”), and (C) the GSCP Members shall collectively have the right to designate the remaining Directors, and (y)(A) if a Qualified IPO has not occurred prior to October 31, 2009, the GSCP Members shall thereafter collectively have the right to designate all of the Directors other than the TM Director, and (B) following a Qualified IPO, the GSCP Members shall collectively have the right to designate all of the Directors (the persons from time to time designated by the GSCP Members in accordance with the foregoing clauses (x) and (y) being referred to herein as the “GSCP Directors”). One of the GSCP Directors shall be designated by GSCP Institutional and one of the GSCP Directors shall be designated by GSCP Parallel. As of the date hereof, the Directors shall be (i) Henry Cornell, John F. Daly, and Christopher A.S. Crampton (who shall be the GSCP Directors), (ii) H.B. Wehrle, III, David Fox, III, and E. Gaines Wehrle (referred to herein as the “McJ Directors”), (iii) Craig Ketchum and Peter C. Boylan (who shall be the RM Directors), (iv) Gerard Krans, and (v) Harry K. Hornish, Rhys J. Best and Sam B. Rovit (referred to herein as the “Independent Directors”). At all times (including during the RM Initial Period and the TM Initial Period), if the Board elects to increase the number of Directors, such additional Directors will be elected by the GSCP Members holding a majority of the Units held by all GSCP Members.
     1.6. ARTICLE IV of the Agreement is hereby amended by deleting Section 4.1(c) and replacing it with the following:
(c) Board Vacancies; Resignation; Removal.

(i) Subject to Section 4.1(c)(ii), each Director shall hold his office until his death or until his successor shall have been duly elected and qualified in accordance with this Section 4.1. If any GSCP Director, any McJ Director or any Independent Director shall cease for any reason to serve as a Director, the vacancy resulting thereby shall be filled by another person designated by the GSCP Members. During the RM Initial Period, if any RM Director shall cease for any reason to serve as a Director, the vacancy resulting thereby shall be filled by another person designated by the RM Members holding a majority of the Units then held by all RM Members (after the expiration of the RM Initial Period such vacancies shall be filled by a person designated by the GSCP Members). During the TM Initial Period and after expiration of the TM Initial Period, if Gerard Krans shall cease for any reason to serve as a Director, the vacancy resulting thereby shall be filled by another person designated by the GSCP Members.
(ii) (A) The removal from the Board of any GSCP Director, McJ Director or Independent Director shall be only at the written request of the GSCP Members, (B) during the RM Initial Period, the removal from the Board of any RM Director shall be only at the written request of the RM Members, and (C) during the TM Initial Period, the removal from the Board of the TM Director shall be only at the written request of Transmark Holdings N.V. Following the RM Initial Period, any RM Director may be removed from the Board at the written request of the GSCP Members and following the TM Initial Period, the TM Director may be removed from the Board at the written request of the GSCP Members. Upon receipt of any such written request, the Board and the Members shall promptly take all such action necessary or desirable to cause the removal of such Director from office. Notwithstanding the foregoing, any Director may be removed for Director Cause by a Majority in Interest. Upon removal from the Board, the Director shall cease to be a “manager” (within the meaning of the Delaware Act).
     1.7. ARTICLE IV of the Agreement is hereby amended by deleting Section 4.1(e) and replacing it with the following:
(e) Quorum and Acts of the Board. At all meetings of the Board, a quorum shall consist of not less than a number of Directors holding a majority of the votes held by all Directors, provided that during the RM Initial Period and the TM Initial Period a quorum shall include at least three (3) GSCP Directors (who, for the avoidance of doubt, shall not include any McJ Director or any Independent Director). All actions of the Board shall require the affirmative vote of at least a majority of the votes held by all Directors (whether or not present at the meeting). Each Director shall be entitled to one vote on each matter that comes before the Board; provided that each of Henry Cornell, John F. Daly and Christopher A.S. Crampton shall be entitled to six (6) votes on each matter that comes before the Board. From and after the date hereof, the GSCP Members shall be entitled, upon provision of written notice to the Company, to increase or decrease the number of votes held by any GSCP Director. Any action that may be taken at a meeting of the Board or any committee thereof may also be taken by written consent of Directors holding a majority of the votes held by all Directors or members of the committee holding a majority of the votes held by all members of the committee in lieu of a meeting.
     1.8. ARTICLE IV of the Agreement is hereby amended by deleting the proviso at the end of the second sentence of Section 4.1(g) and replacing it with the following:
provided that each such committee shall include, during the TM Initial Period, the TM Director and, during the RM Initial Period, at least one RM Director.
     1.9. ARTICLE IV of the Agreement is hereby amended by deleting the first sentence of Section 4.1(i) and replacing it with the following:
(A) If, at any time, GSCP Institutional owns any Units, GSCP Institutional shall have such other rights as are set forth in a letter agreement entered into as of the Effective Time between the Company and GSCP Institutional (the “GSCP Institutional Letter Agreement”); and (B) if, at any time, GSCP Parallel owns any Units, GSCP Parallel shall have such other rights as are set forth in a letter agreement entered into as of October 31, 2007 between the Company and GSCP Parallel (the “GSCP Parallel Letter Agreement”).
     1.10. ARTICLE IV of the Agreement is hereby amended by deleting the first sentence of Section 4.3 and replacing it with the following:
The Board shall from time to time as it deems advisable, appoint officers of the Company (the “Officers”) and assign such officers titles.
     1.11. ARTICLE V of the Agreement is hereby amended by deleting the last sentence of Section 5.1(d) and replacing it with the following:
For purposes of this Section 5.1(d), the Company includes each Subsidiary of the Company and their respective businesses.
     1.12. ARTICLE V of the Agreement is hereby amended by adding the following at the end of Section 5.2(b):
     , and (iii) TM Members holding a majority of the outstanding Common Units then held by all TM Members.
     1.13. ARTICLE VI of the Agreement is hereby amended to add the following after “common stock of Red Man to the Company pursuant to a contribution agreement entered into by each such Member” in the last sentence of Section 6.1:
, the TM Members have contributed ordinary shares of Transmark to the Company pursuant to a contribution agreement entered into by each such Member
     1.14. ARTICLE VII of the Agreement is hereby amended to add the following after “in a manner more favorable to such Management Member” in Section 7.2(a)(ii):

and subject to Section 7.2(a)(iii) and 7.2(a)(iv),
     1.15. ARTICLE IX of the Agreement is hereby amended to delete the reference to “Capital Contributions” in the last line of Section 9.1(a)(i) and replace it with the following:
Booked-Up Capital Contributions
     1.16. ARTICLE IX of the Agreement is hereby amended to add the following immediately after the second sentence of Section 9.1(d):
In this regard, it is agreed that with respect to any Common Units existing immediately prior to the Transmark Closing Date, once the holders of such Common Units have received a return of their Capital Contributions out of distributions with respect to such Common Units under Section 9.1(a)(i), all additional distributions to such holders with respect to such Common Units under Section 9.1(a)(i) shall be shared between such holders and the holders of Profits Units existing immediately prior to the Transmark Closing Date, as if (x) such additional distributions were made pursuant to Section 9.1(a)(ii) and (y) the only Units outstanding were the Common Units and the Profits Units existing immediately prior to the Transmark Closing Date.
     1.17. ARTICLE XI of the Agreement is hereby amended to add a new Section 11.6 (and the existing Section 11.6 (Severability) shall be renumbered Section 11.7 accordingly):
     Other Rights; Continuation of Right to Indemnification. All rights to indemnification under this Article XI shall be deemed to be a contract between the Company and each Covered Person. Any repeal or modification of this Article XI or any repeal or modification of relevant provisions of the Delaware Act or any other applicable laws shall not in any way diminish any rights to indemnification of such Covered Person or the obligations of the Company arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such repeal or modification.
     1.18. ARTICLE XII of the Agreement is hereby amended to add “TM Member,” before each reference to “McJ Member” in the first sentence of Section 12.1.
     1.19. ARTICLE XII of the Agreement is hereby amended by adding the following to the end of Section 12.9(a):
, and (z) any such amendment that would adversely impact the TM Members in a manner differently than it impacts the GSCP Members shall be subject to the prior approval of TM Members holding a majority of the Common Units then held by all TM Members, such approval not to be unreasonably withheld.
     1.20. ARTICLE XII of the Agreement is hereby amended to add a new 12.10(c) as follows:

     (c) Redemption by TM Members. From and after the first anniversary of a Qualified IPO, TM Members holding a majority of the outstanding Common Units then held by all TM Members will have the right to cause the Company to redeem the Common Units held by all TM Members in return for their share of the Company’s assets that they would receive if the Company were to be liquidated under Article XIII on such redemption date (or use its reasonable best efforts to cause the shares of any Subsidiary to be distributed to the TM Members if the Qualified IPO is a Subsidiary IPO). The date of such redemption requested by the TM Members shall be the date determined by the Board in its reasonable discretion. Upon a redemption pursuant to this Section 12.10(c), each Member agrees that the Company may (without the consent of any Member) amend the Registration Rights Agreement and this Agreement (including amendments to allocations of income, gain or loss, to cause the TM Members to have a capital account balance immediately before the distribution equal to the value of the assets being distributed to them, as determined by the Board in its sole discretion) to reflect the transactions contemplated by this Section 12.10(c). Notwithstanding the forgoing, the Company will not be required to make any redemption pursuant to this Section 12.10(c) if the Board determines that such redemption is reasonably likely to have a material adverse tax consequence to the Company or to any Member other than the Members requesting such redemption.
     1.21. ARTICLE XIV of the Agreement is hereby amended by adding the following at the end of Section 14.1:
If to the TM Members:
c/o Gerard Krans
Belgischelplein 13
2587 AP Den Haag
The Netherlands
Fax: + 31 20 404 9367
and
Neil Wagstaff
25 Hopgrove Lane South
York
Y08E 9TG
United Kingdom
and
Hugh Brown
Langland House
17 Park Road
Menston
Ilkley
LS29 6LS
United Kingdom

with copies to:
Holland & Knight LLP
100 North Tampa Street, Suite 4100
Tampa, Florida 33602
Attention: Robert J. Grammig
Fax: (813) 229-0134
and:
Allen & Overy LLP
Apollolaan 15
1077 AB Amsterdam
The Netherlands
Attention: Johan Kleyn
Fax: +31 20 674 1034
and
DLA Piper UK LLP
Princes Exchange
Princes Square
Leeds
LS1 4BY
United Kingdom
Attention: Wendy Harrison
Fax: 44 (0) 113 369 2499
     1.22. ARTICLE XIV of the Agreement is hereby amended by deleting Section 14.12 and replacing it with the following:
     14.12 Amendment and Waiver. Subject to Section 12.9 and except as otherwise expressly provided in this Agreement, any provisions of this Agreement may be amended, modified, supplemented or waived with the written approval of the Members holding a majority of the then outstanding Common Units (which majority must include the GSCP Members); provided, however, that (a) any amendment, modification, supplement or waiver of any of the provisions of Sections 3.10, 4.1 (other than 4.1(b)(ii)), 11.4, 12.1, 12.7, 14.11 or 14.12, in each case that affects the McJ Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the McJ Members will require the written approval of both of the GSCP Members and of the McJ Members holding a majority of the outstanding Units then held by all McJ Members (such approval by the McJ Members not to be unreasonably withheld or delayed), (b)(i) any amendment, modification, supplement or waiver of any of the provisions of Sections 3.10, 4.1 (other than 4.1(b)(ii)), 11.4, 12.1, 12.7, 14.11 or 14.12, in each case that affects the RM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the RM Members will require the written approval of both of the GSCP Members and of the RM Members holding a majority of the outstanding Units then held by all RM Members (such approval by the RM Members not to be unreasonably withheld or delayed), and (ii) during the RM Initial Period, any amendment, modification, supplement or waiver of Section 4.1(b)(ii) (subject to the terms thereof) to decrease the number of RM Directors on the Board will require the written approval of both of the GSCP Members and of the RM Members holding a majority of the outstanding Common Units then held by all RM Members, and (c)(i) any amendment, modification, supplement or waiver of any of the provisions of Sections 3.10, 4.1 (other than 4.1(b)(ii)), 11.4, 12.1, 12.7, 14.11 or 14.12, in each case that affects the TM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the TM Members will require the written approval of both of the GSCP Members and of the TM Members holding a majority of the outstanding Units then held by all TM Members (such approval by the TM Members not to be unreasonably withheld or delayed), and (ii) during the TM Initial Period, any amendment, modification, supplement or waiver of Section 4.1(b)(ii) (subject to the terms thereof) to decrease the number of TM Directors on the Board will require the written approval of both of the GSCP Members and of the TM Members holding a majority of the outstanding Common Units then held by all TM Members. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.
     1.23. ARTICLE XV of the Agreement is hereby amended to add the following definitions:
“Independent Director” has the meaning set forth in Section 4.1(b)(ii).
“TM Director” has the meaning set forth in Section 4.1(b)(ii).
“TM Initial Period” has the meaning set forth in Section 4.1(b)(ii).
“TM Member” shall mean each of Transmark Holdings N.V., Neil Wagstaff and Hugh Brown, and shall include any Person admitted as an additional or substitute TM Member pursuant to this Agreement.
“Transmark” shall mean Transmark Fcx Group B.V.
     1.24. Clause (b) of the definition of “Fair Market Value” in Article XV of the Agreement is hereby amended by adding the following before subclause (i) thereof:
or the definition of Equity Call Purchase Price,
     1.25. ARTICLE XV of the Agreement is hereby amended by adding “TM Member, “ before each reference to “McJ Member” in the definition of “Permitted Transfer”.

     1.26. ARTICLE XV of the Agreement is hereby amended by adding “the TM Members,” after “the GSCP Members,” in the definition of “Investor Member”.
     1.27. ARTICLE XV of the Agreement is hereby amended by adding the following definition immediately after the definition of “Board”:
“Booked-Up Capital Contribution” means, the amount set forth on Schedule A under the heading “Booked-Up Capital Contribution,” which (a) for each Member holding Common Units (including Restricted Common Units) prior to the Transmark Closing Date shall reflect the value of the Common Units as of the Transmark Closing Date and (b) for each TM Member shall be such TM Member’s Capital Contribution.
     1.28. ARTICLE XV of the Agreement is hereby amended by adding the following definition immediately after the definition of “Transfer”:
“Transmark Closing Date” means [insert closing date of Contribution Agreement]
2. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement (as in effect immediately prior to the effectiveness of this Amendment).
3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware.
[Signature page follows]

     IN WITNESS WHEREOF, the Company and the GSCP Members have caused this Amendment to be executed and delivered as of the date first written above.

THE COMPANY:

PVF HOLDINGS LLC

By:	/s/ Stephen W. Lake

	Name:	Stephen W. Lake
	Title:	Executive Vice President, General Counsel and
Corporate Secretary

GSCP MEMBERS:

GS Capital Partners V Fund, L.P.
By:	GSCP V Advisors, L.L.C.,
its general partner

By:		/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners V Offshore Fund, L.P.
By:	GSCP V Offshore Advisors, L.L.C.,
its general partner

By:		/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners V Institutional, L.P.
By:	GS Advisors V, L.L.C.,
its general partner

By:		/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners V GmbH & Co. KG
By:	GS Advisors V, L.L.C.,
its managing limited partner

By:		/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director
[Signature Page to Amendment No. 2 to the LLC Agreement]

GS Capital Partners VI Fund, L.P.
By:	GSCP VI Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners VI Offshore Fund, L.P.
By:	GSCP VI Offshore Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners VI Parallel, L.P.
By:	GS Advisors VI, L.L.C.,
its general partner

By:	/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director

GS Capital Partners VI GmbH & Co. KG
By:	GS Advisors VI, L.L.C.,
its managing limited partner

By:	/s/ John E. Bowman Name: John E. Bowman
Title: Managing Director
[Signature Page to Amendment No. 2 to the LLC Agreement]